UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2011

SMURFIT-STONE CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-03439	36-2041256
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. LaSalle Street

Chicago, Illinois 60601

(Address of Principal Executive Offices, including Zip code)

(312) 346-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 2.02.            RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 26, 2011, Smurfit-Stone Container Corporation, a Delaware corporation (the “Smurfit-Stone”) issued a press release announcing its financial results for the first quarter ended March 31, 2011.  A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.            FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
99.1	Press Release, dated April 26, 2011, issued by Smurfit-Stone Container Corporation.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMURFIT-STONE CONTAINER CORPORATION

Date: April 26, 2011	By:	/s/ Craig. A. Hunt
	Name:	Craig A. Hunt
	Title:	Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release, dated April 26, 2011, issued by Smurfit-Stone Container Corporation.